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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)          May 24, 2002
                                                --------------------------------


                        CIRCUS AND ELDORADO JOINT VENTURE
                           SILVER LEGACY CAPITAL CORP.
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           (Exact names of registrants as specified in their charters)


           Nevada                                                88-0310787
           Nevada                      333-87202                 71-0868362
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)           Identification No.)


407 North Virginia Street, Reno, Nevada                           89501
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(Address of Principal Executive Offices)                         Zip Code


Registrants' telephone number, including area code          800-687-7733
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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                       INFORMATION INCLUDED IN THIS REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

         On May 24, 2002, the Executive Committee of Circus and Eldorado Joint Venture (the "Joint Venture"), on the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as its independent accountant and approved the selection of Deloitte & Touche LLP ("Deloitte") as the Joint Venture's independent auditors for the fiscal year ending December 31, 2002, subject to the completion of Deloitte's customary client acceptance procedures.

         The decision to change auditors was not the result of any disagreement with Andersen with respect to any reporting or disclosure requirement applicable to the Joint Venture. The reports of Andersen on the consolidated financial statements of the Joint Venture and its consolidated subsidiary, Silver Legacy Capital Corp., for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2001 and 2000 and the interim period from January 1, 2002 through May 24, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the matter in their report. During such fiscal years and interim period there were no "reportable events", as that term is defined in paragraph (a)(1)(v) of Item 304 of Securities and Exchange Commission Regulation S-K ("Regulation S-K").

         The Joint Venture has requested Andersen to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements in the preceding paragraph. A copy of that letter, dated May 24, 2002, is filed as Exhibit 16 to this Current Report on Form 8-K.

         During the fiscal years ended December 31, 2001 and 2000 and the interim period prior to the engagement of Deloitte, the Joint Venture did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Joint Venture's financial statements, or on any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.    Financial Statements and Exhibits.

           (c)   Exhibits.

                 The following exhibit is filed with this report.

           Exhibit No.            Description

           16              Letter from Arthur Andersen LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                     CIRCUS AND ELDORADO JOINT VENTURE

                                     By: /s/  Gary L. Carano
                                         ---------------------------------------
                                         Gary L. Carano, Chief Executive Officer

                                     SILVER LEGACY CAPITAL CORP.

                                     By: /s/  Gary L. Carano
                                         ---------------------------------------
                                         Gary L. Carano, Chief Executive Officer

Dated:  May 24, 2002

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                                INDEX TO EXHIBITS


No.                                Description
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16          Letter from Arthur Andersen LLP

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